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                                Amendment No. 2
                                      To
                               Credit Agreement
                           Dated as of March 1, 1998
                                    Between
                         MK GOLD COMPANY, as Borrower
                                      And
                   LEUCADIA NATIONAL CORPORATION, as Lender

     This Amendment No. 2 dated as of October 17, 2000 hereby amends the Credit Agreement entered into as of March 1, 1998, and amended pursuant to Amendment No. 1 dated as of March 1, 2000 (as amended, the "Credit Agreement"), between MK GOLD COMPANY, a Delaware corporation ("Borrower"), and LEUCADIA NATIONAL CORPORATION, a New York corporation ("Lender").

     NOW, THEREFORE, the Borrower and the Lender agree as follows:

     1.  Amendment.  The definition of "Consolidated Current Assets" set forth
         ---------
in Section 1.1 "Defined Terms" of the Credit Agreement is hereby amended in its entirety to read as follows:

         "Consolidated Current Assets" means, as at any date of determination,
          ---------------------------
(i) the total assets of the Borrower that are or are required to be classified as current assets in conformity with GAAP plus (ii) an amount equal to the
                                          ----
amount of the Commitment minus the total amount of all Loans.
                         -----

     2.  No Other Amendments. Except as expressly provided in this amendment,
         -------------------
the Credit Agreement is not amended, changed or modified, and the Credit Agreement remains in full force and effect.

     3.  Effective Date. The effective date of this amendment is October 17,
         --------------
2000.

     4.  Counterparts. This amendment may be executed in two or more
         ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment
No. 2 to be duly executed as of the date first written above.

     Borrower:                MK GOLD COMPANY,
                              a Delaware corporation

                              /s/ John Farmer
                              ------------------------------------
                                   Name: John Farmer
                                        --------------------------
                                   Title: CFO
                                         -------------------------


     Lender                   LEUCADIA NATIONAL CORPORATION,
                              a New York corporation


                              /s/ Joseph A. Orlando
                              ------------------------------------
                                   Name: Joseph A. Orlando
                                        --------------------------
                                   Title: VP
                                         -------------------------

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